FILED PURSUANT TO RULE 497(e)
REGISTRATION FILE NO. 33-40682
                                                          September 1, 1999

                             THE LAZARD FUNDS, INC.
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1999
                            AS REVISED, JUNE 1, 1999
                                      * * *

                           LAZARD HIGH YIELD PORTFOLIO

          Effective September 1, 1999, the following information supersedes any contrary information contained in the section of the Fund's prospectus entitled "Risk/Return Summary and Portfolio Expenses -- Lazard High Yield Portfolio."

FEES AND EXPENSES
                                    --------------------------------------------
As an investor, you pay certain
fees and expenses in connection      Annual Portfolio     INSTITUTIONAL  OPEN
with buying and holding              Operating Expenses    SHARES        SHARES
Portfolio shares.  The following     (FEES PAID FROM
table illustrates those fees and     PORTFOLIO ASSETS)
expenses.  Keep in mind that the    --------------------------------------------
Portfolio has no sales charge        Management fee          .75%          .75%
(load).  Annual Portfolio           --------------------------------------------
Operating Expenses are paid out      Distribution and
of Portfolio assets, and are         Service (12b-1) fees   None           .25%
reflected in the share price.       --------------------------------------------
                                     Other expenses          .80%         8.77%
                                    --------------------------------------------
                                     Total Annual Portfolio
                                     Operating Expenses     1.55%         9.77%
                                    --------------------------------------------
                                     Fee Waiver and
                                     Expense
                                     Reimbursement*          .80%         8.72%
                                    --------------------------------------------
                                     Net Expenses*           .75%         1.05%
                                    --------------------------------------------

---------------
* Reflects a contractual obligation by the Investment Manager to reimburse the Portfolio through December 31, 1999 to the extent Total Annual Portfolio Operating Expenses exceed .75% and 1.05% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.

EXPENSE EXAMPLE
Use the table at the right to
compare the Portfolio's fees and
expenses with those of other funds.
It illustrates the amount of fees and
expenses you would pay, assuming
the following:

o  $10,000 initial investment
o  15% annual return each year       LAZARD HIGH YIELD         1             3         5             10
o  redemption at the end of each     PORTFOLIO               Year+        Years+     Years+        Years+
   period
o  no changes in operating           INSTITUTIONAL SHARES     $77          $411       $769         $1,777
   expenses, except for the first    ----------------------------------------------------------------------
   year periods reflected in the     OPEN SHARES             $107        $2,043     $3,798         $7,504
   table                             ----------------------------------------------------------------------
                                     + Year 1 fees and expenses are based on a contractual agreement.

     Because this example is
     hypothetical and for comparison
     only, your actual costs may be
     higher or lower.

                                      * * *
                                 ALL PORTFOLIOS

          The following information supplements the information contained in the section of the Fund's prospectus entitled "Shareholder Information--Investor Services--Exchange Privilege."

          The Fund's exchange privilege is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Portfolios' performance and shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor's account. Generally, an investor who makes more than four exchanges per Portfolio during any 12 month period, or who makes exchanges that appear to coincide with a market- timing strategy, may be deemed to be engaged in excessive trading. If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in a Portfolio directly or through financial intermediaries.